UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2013

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-14948	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of Principal Executive Offices, Including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of the shareholders of Fiserv, Inc. (“Fiserv”) held on May 22, 2013, Fiserv’s shareholders approved the Amended and Restated Fiserv, Inc. 2007 Omnibus Incentive Plan (the “Incentive Plan”), increasing the number of shares of Fiserv common stock available under the plan by 10 million and modifying the definition of “change of control” so that the vesting of equity awards granted under the Incentive Plan will not be accelerated unless a change in control of Fiserv actually occurs.

Fiserv cannot currently determine the benefits, if any, to be paid under the Incentive Plan in the future to Fiserv’s officers, including Fiserv’s named executive officers.

The Incentive Plan is described in detail in Fiserv’s proxy statement filed with the Securities and Exchange Commission on April 12, 2013. The description of the Incentive Plan set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Fiserv held its annual meeting of shareholders on May 22, 2013. At that meeting, the shareholders voted on five matters as follows:

Election of Directors

Fiserv’s shareholders elected five nominees for directors to serve until the annual meeting of shareholders in 2014 and until each of their successors is elected and qualified by the following votes:

	Votes Cast
	For	Withheld	Broker Non-Votes
Christopher M. Flink	102,318,484	3,910,725	12,054,756
Dennis F. Lynch	104,945,427	1,283,782	12,054,756
Kim M. Robak	103,664,716	2,564,493	12,054,756
Doyle R. Simons	103,709,801	2,519,408	12,054,756
Thomas C. Wertheimer	103,785,287	2,443,922	12,054,756

Approval of the Incentive Plan

Fiserv’s shareholders approved the Incentive Plan by the following votes:

Votes Cast
For	Against	Abstain	Broker Non-Votes
98,476,209	6,696,622	1,056,378	12,054,756

Advisory Vote to Approve Named Executive Officer Compensation

Fiserv’s shareholders approved, on an advisory basis, the compensation of Fiserv’s named executive officers as disclosed in the 2013 proxy statement by the following votes:

Votes Cast
For	Against	Abstain	Broker Non-Votes
99,979,344	4,997,798	1,252,067	12,054,756

Ratification of Independent Registered Public Accounting Firm

Fiserv’s shareholders ratified the appointment of Deloitte & Touche LLP as Fiserv’s independent registered public accounting firm for the year ending December 31, 2013 by the following votes:

Votes Cast
For	Against	Abstain
115,865,300	1,487,850	930,815

Shareholder Proposal Relating to Executive Retention of Stock

Fiserv’s shareholders rejected a shareholder proposal relating to executive retention of stock by the following votes:

Votes Cast
For	Against	Abstain	Broker Non-Votes
20,304,181	84,562,809	1,362,219	12,054,756

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit Number	Description
10.1	Amended and Restated Fiserv, Inc. 2007 Omnibus Incentive Plan (Incorporated by reference to Annex A to Fiserv, Inc.’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on April 12, 2013 (File No. 0-14948))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: May 22, 2013	By:	/s/ Thomas J. Hirsch
Thomas J. Hirsch
Executive Vice President,
Chief Financial Officer,
Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated Fiserv, Inc. 2007 Omnibus Incentive Plan (Incorporated by reference to Annex A to Fiserv, Inc.’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on April 12, 2013 (File No. 0-14948))